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              SCHEDULE OF SERIES PORTFOLIOS OF SPDR(R) SERIES TRUST

Dated: May 19, 2010

Fund Name

SPDR(R) DJ Wilshire Total Market ETF
SPDR(R) DJ Wilshire Large Cap ETF
SPDR(R) DJ Wilshire Large Cap Growth ETF
SPDR(R) DJ Wilshire Large Cap Value ETF
SPDR(R) DJ Wilshire Mid Cap ETF
SPDR(R) DJ Wilshire Mid Cap Growth ETF
SPDR(R) DJ Wilshire Mid Cap Value ETF
SPDR(R) DJ Wilshire Small Cap ETF
SPDR(R) DJ Wilshire Small Cap Growth ETF
SPDR(R) DJ Wilshire Small Cap Value ETF
SPDR(R) DJ Global Titans ETF
SPDR(R) DJ Wilshire REIT ETF
SPDR(R) KBW Bank ETF
SPDR(R) KBW Capital Markets ETF
SPDR(R) KBW Insurance ETF
SPDR(R) Morgan Stanley Technology ETF
SPDR(R) S&P(R) Dividend ETF
SPDR(R) S&P(R) Aerospace & Defense ETF*
SPDR(R) S&P(R) Biotech ETF
SPDR(R) S&P(R) Building & Construction ETF*
SPDR(R) S&P(R) Computer Hardware ETF*
SPDR(R) S&P(R) Computer Software ETF*
SPDR(R) S&P(R) Health Care Equipment ETF*
SPDR(R) S&P(R) Health Care Services ETF*
SPDR(R) S&P(R) Homebuilders ETF
SPDR(R) S&P(R) LeisureTime ETF*
SPDR(R) S&P(R) Metals & Mining ETF
SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF
SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF
SPDR(R) S&P(R) Outsourcing & IT Consulting ETF*
SPDR(R) S&P(R) Pharmaceuticals ETF
SPDR(R) S&P(R) Retail ETF
SPDR(R) S&P(R) Semiconductor ETF
SPDR(R) S&P(R) Telecom ETF*
SPDR(R) S&P(R) Transportation ETF*
SPDR(R) KBW Regional Banking(SM) ETF
SPDR(R) KBW Mortgage Finance(SM) ETF
SPDR(R) Barclays Capital 1-3 Month T-Bill ETF
SPDR(R) Barclays Capital Intermediate Term Treasury ETF
SPDR(R) Barclays Capital Long Term Treasury ETF
SPDR(R) Barclays Capital TIPS ETF
SPDR(R) Barclays Capital Aggregate Bond ETF

*    The Fund is registered but not operational.


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SPDR(R) Nuveen Barclays Capital Municipal Bond ETF
SPDR(R) Barclays Capital International Treasury Bond ETF
SPDR(R) Nuveen Barclays Capital Short Term Municipal Bond ETF SPDR(R) Nuveen Barclays Capital California Municipal Bond ETF SPDR(R) Nuveen Barclays Capital New York Municipal Bond ETF
SPDR(R) Barclays Capital High Yield Bond ETF
SPDR(R) DB International Government-Inflation Protected Bond ETF SPDR(R) Barclays Capital Short Term International Treasury Bond ETF SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF
SPDR(R) Barclays Capital Long Term Credit Bond ETF
SPDR(R) Barclays Capital Convertible Bond ETF
SPDR(R) Barclays Capital Mortgage Backed Bond ETF
SPDR(R) Nuveen S&P(R) VRDO Municipal Bond ETF
SPDR(R) Wells Fargo Preferred Stock ETF
SPDR(R) Barclays Capital Short Term Corporate Bond ETF
SPDR(R) Nuveen Barclays Capital Build America Bond ETF
SPDR(R) Barclays Capital International Corporate Bond ETF

*    The Fund is registered but not operational.


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